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                                                                    EXHIBIT 10.3

                             SECOND AMENDMENT TO THE
                      QUANEX CORPORATION HOURLY BARGAINING
                           UNIT EMPLOYEES SAVINGS PLAN


                  THIS AGREEMENT by Quanex Corporation (the "Sponsor"),

                                  WITNESSETH:

                  WHEREAS, the Sponsor maintains a qualified plan entitled "Quanex Corporation Hourly Bargaining Unit Employees Savings Plan" (the "Plan"); and

                  WHEREAS, the Sponsor retained the right in Section 10.1 of the Plan to amend the Plan from time to time;

                  NOW, THEREFORE, the Sponsor agrees that the Plan is hereby amended, effective as of February 1, 2000, to provide as follows:

         (1) Section 1.16 of the Plan is hereby completely amended and restated to provide as follows:

                  1.16 "EMPLOYEE" means all persons who are (1) compensated on an hourly rated basis for services rendered as common law employees of the Sponsor at its MacSteel-Michigan Division or MacSteel-Arkansas Division or common law employees of any other Employer and (2) are included in a unit of employees covered by a collective bargaining agreement with an Employer.

         (2) Section 3.1 of the Plan is hereby completely amended and restated to provide as follows:

                  3.1 ELIGIBILITY REQUIREMENTS. Each Employee shall be eligible to participate in the Plan beginning on the later of (a) the effective date of the adoption of the Plan by the Employer or (b) the Entry Date which occurs with or next follows the date on which the Employee completes three months of Active Service. Notwithstanding any other provision of this Section to the contrary, all employees of the Sponsor who are compensated on an hourly rated basis for services rendered at its MacSteel-Arkansas Division and who otherwise satisfy the eligibility requirements of this Section shall be eligible to participate in the Plan as of February 1, 2000.






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         IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 25th day of January, 2000.

                                          QUANEX CORPORATION



                                          By    /s/ PAUL GIDDENS
                                            ------------------------------------
                                          Title Vice President - Human Resources
                                                --------------------------------


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